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                                                                   EXHIBIT 23.5





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As Independent certified public accountants,we hereby consent to the incorporation by reference in the registration statement of our report dated December 20, 1996 included in Republic Industries, Inc.'s Form 8-K dated January 27, 1997 and to all references to our Firm included in this registration statement.



George B. Jones & Co., P.C.



Tampa, Florida
January 27, 1997